EXHIBIT 10(d)    Marketing  Agreement  between  Prince  Marketing
                 Group, Inc. and Estelle Reyna.





                       MARKETING AGREEMENT

The parties to this Agreement are Prince Marketing Group, Inc.
(hereinafter "PMG"), a New Jersey based corporation and the undersigned ("Artist").

Artist grants PMG the rights to market Artist and to negotiate on behalf of Artist. This will include but not be limited to:
advertising, promotion, print, television, appearances, endorsements, marketing, campaigns, theater, video, Internet, public relations, employment, etc.

Artist will provide PMG with images and promotional materials for distribution.

Artist and PMG will each have links on their web sites directing traffic to the other party's site. Link on Artist's site to PMG's site will mention some verbage similar to: "Business Opportunities" or "To contact Artist". PMG's site will feature a section devoted to Artist's promotion and gainful employment.

PMG may approach individuals or companies in an attempt to secure marketing, public relations, employment or other for Artist and title PMG to the individuals or companies as Artist's marketing firm.

Artist agrees that any relationship or lead that has been generated by or arrive to Artist directly or indirectly from the efforts of PMG will be negotiated on behalf of Artist exclusively by PMG, in addition Artist and his/her affiliates will refer all leads to PMG.

When appropriate, Artist will mention his/her agent Prince
Marketing Group or www.princemarketinggroup.com in any and all public relation events/interviews.

AGREED AND ACCEPTED

Prince Marketing Group                 Estelle Reyna c/o Estelle Reyna, Inc.
454 Prospect Ave, Suite 74             5006 Coolidge Avenue
West Orange, NJ 07052                  Culver City, CA 90230
                                       SS# ###-##-####
                                       Fed ID# ###-##-####

By: /s/ Darren Prince  Date 4/2/03     By: /s/ Estelle Reyna  Date 4/2/03
    -----------------                      -----------------
    Darren Prince                          "Artist"
    Prince Marketing Group, Inc.           Estelle Reyna
                                           Estelle Reyna, Inc.